SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 18, 2005

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 502.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 18, 2005, ProLogis announced that Andrea M. Zulberti was appointed as a trustee to fill a vacancy on the board. Andrea M. Zulberti was also appointed to the Audit Committee of the board. A copy of the announcement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On May 18, 2005, ProLogis shareholders approved an amendment to ProLogis’ declaration of trust to eliminate the classified board of trustees. The amendment to the declaration of trust became effective upon filing with the Maryland State Department of Assessments and Taxation on May 19, 2005. A copy of the amendment has been filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

      (c) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
3.1	Articles of Amendment, dated May 19, 2005.
99.1	Press Release, dated May 18, 2005.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
May 19, 2005	By:	/s/ Walter C. Rakowich
		Name:	Walter C. Rakowich
		Title:	President and Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment, dated May 19, 2005.
99.1	Press Release, dated May 18, 2005.